UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

ANNUAL REPORT

07.31.12

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Dear Fellow Shareholders,

Please find below the recent and long-term performance for both the Champlain Small Company Fund and the Champlain Mid Cap Fund.

Performance for Advisor Shares for the periods ending July 31, 2012

	6 months	1-year	Since Fund’s Inception*
CIPMX	-1.82%	-0.67%	25.46%
Russell Mid Cap	2.03%	2.28%	18.94%
CIPSX	-1.59%	1.38%	77.21%
Russell 2000	-0.03%	0.19%	37.41%

Champlain MidCap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return is cumulative and has not been annualized.

Since last fall when central banks in Europe and the U.S. signaled their resolve to backstop European sovereign debt and European banks, the tailwind for high return and high quality small and mid cap stocks has abated somewhat. More recently, weak economic data fueled expectations for more quantitative easing and accommodation which has helped stocks further climb a wall of worry. We believe central banks and other policy makers fully understand the need to bring the elevated Debt/GDP ratios down in the developed economies, and we suspect that they hope to create modest inflation in order to deflate the value of the debt relative to GDP. Despite history strongly suggesting money printing schemes create more problems than they solve in the long run, the temptation to solve the world’s numerous debt burdens with inflation is just too great in an environment where courageous leadership with clear plans seem to be lacking, especially amongst policy makers in Europe, Japan, and the U.S.

We also sense the global process of deleveraging has begun to shift away from protecting bond holder interests at all costs to being more concerned about the long-term solvency of the borrowers. We think investors should prepare themselves for higher inflation, higher interest rates, and various forms of default. We see meaningful risk building in bonds just as that asset class becomes increasingly crowded. High quality equities present attractive wealth preservation and capital appreciation potential. Investors, who may have become excessively preoccupied with the macro environment and tail risks, may not appreciate this potential. We want to encourage investors who need long duration yield or income to be mindful of the strong balance sheets, growing free cash flows available to shareholders (increasing dividends and/or share repurchases) in addition to ample cash flow to fuel growth of the enterprise, reasonable absolute valuations, attractive relative valuations compared to Treasury bonds, and the inflation hedge derived from pricing power that are usually present in many high quality and consistent growth equities. Indeed, we believe our investment process for these two Champlain Funds gives our shareholders a good deal of exposure to such companies.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Importantly, significant risks to the Euro zone and the U.S. economy persist, with some of these risks (e.g. Iran, escalating food and oil prices, Fiscal Cliff, and demographics) largely beyond the control of central banks. Meanwhile, the uncertainty created by the capable leadership vacuum amongst policy makers only serves to undermine, rather than complement, central bankers’ attempts to stimulate activity. Given the extreme imbalances created by high levels of sovereign debt, the already sizeable central bank involvement in the sovereign bond markets, and financial leverage in the form of derivatives; the world’s central banks also may find their tool kits to be ineffective in the next crisis. So while we prefer high quality equities over bonds and cash in the intermediate to long term, we recognize the real potential for negative surprises and short-term volatility.

Technology

Our bias for software stocks has been very helpful to both strategies more recently and over the past couple of years. Our unwillingness to bear much obsolescence risk continued to keep both of your Funds underexposed to the more cyclical technology industries – which also was helpful. However, rich valuations and feverish takeover activity have convinced us to take profits in the software industry – even amongst our favorite holdings (e.g. Ultimate Software, Solar Winds, Informatica, Citrix Systems, Verisk Analytics, and Concur Technologies). SAP helped us realize more software profits for both Funds by agreeing to acquire Ariba at an attractive valuation – from a seller’s point of view. In the Mid Cap Fund, we added to security software vendor Check Point Software and Intuit, the dominant small business accounting franchise with its QuickBooks applications. Intuit’s GoPayment technology also enables small businesses to accept credit card payments with a smart phone or tablet. In the Small Company Fund, a new position was started in Pros Holdings, a software company that helps companies in the distribution, manufacturing, airline, and hospitality industries develop and manage pricing strategies. Businesses that learn how to manage pricing gain more control of their revenue growth and margins and typically earn attractive returns on their investment in Pros’ software. We are thankful that we have been able to gain healthy exposure to the disruptive cloud computing trends in both Funds while avoiding the need to sort through which if any of the iconic large cap client server franchises might successfully navigate their way into the cloud. As managers of small and mid cap stocks, we also are thankful that we don’t need to decide what to do with Apple’s stock or which large cap company wins the Internet 2.0 brawl.

Industrials and Materials

For both Funds, relative stock selection in the industrial sector has been slightly favorable over the last six months despite not benefitting from a quality tailwind. We have trimmed back some of the industrial holdings that reflect high investor expectations (e.g. Ametek, IDEX, Pentair, and Roper Industries), while adding incrementally to the more attractively valued

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

holdings (e.g. Dover Corp., Parker Hannifin, and Robbins & Myers). We continue to believe the U.S. is experiencing an industrial renaissance in part fueled by low natural gas prices (which will attract energy intensive industries to the U.S.) and the hunt for domestic onshore oil reserves (which is creating strong demand for pumps and other types of equipment). After an unexpected CEO transition, we expect Mid Cap Fund holding Gardner Denver to regain its operating footing and return to favor with investors or be subject to further activist investor calls for the sale of the company. In August, Robbins & Myers agreed to be acquired by National Oilwell Varco.

The need to repair and upgrade infrastructure, lower differentials with domestic wages, and increasing transportation expenses for imported goods are other key drivers for a stronger U.S. industrial base. So too is the substitution of labor with capital trend. Virtual prototyping and simulation software from Mid Cap Fund holding Ansys and rapid prototype manufacturing services from Proto Labs, a new Small Company Fund holding, are enabling industry to rapidly iterate improvements to existing products, design disruptive new products, and manufacture products in a more efficient manner than was possible just a few years ago. While some of the large cap diversified industrials no doubt have enviable franchises, we still like the better opportunity for realizing faster growth from your Funds’ industrial holdings given the smaller asset bases.

Energy

For the past six months, poor relative stock returns and an overweight of the sector have not been helpful for either Fund. Our premature enthusiasm for the energy service names exposed to onshore oil shale drilling/fracturing activity was especially hurtful. Still, we remain enthusiastic about this strategy’s energy service holdings. Both Funds also remain well-exposed to the long-lived oil reserves in North Dakota’s Bakken formation and the Permian Basin in Texas. If the CEOs at the large international oil companies become confident that $90-$100/bbl oil is sustainable, your Funds’ Permian Basin and Bakken formation producers may look like attractive takeover targets because they have more drilling opportunities than the capital that will be required to fully develop these sizeable resources. Our holdings could develop their reserves gradually with the cash flow from production; but deeper pockets could pull forward the long-lived production and exploit the time value of money.

We are not yet optimistic about the price of natural gas moving substantially higher. However, we continue to believe the price of oil (especially when priced in U.S. Dollars and Euros) is in a secular bull market. Demand from Asia, India, and Latin America will grow faster than demand curtailment or conservation in developed economies. Meanwhile, finding costs continue to escalate and reserves continue to deplete at steady paces. Saudi Arabia’s energy-related activities and policies suggest they don’t have as much spare capacity as they would like folks

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

to believe, and their economy has been consuming oil faster than they have grown production suggesting that their country’s ability to grow export volumes is waning.

Consumer

Demographics strongly suggest we are unlikely to return to the shop till you drop days that preceded the Great Recession. Baby Boomers are moving away from peak spending years toward peak savings, and few are well-prepared for retirement. Meanwhile, the retirement benefit promises made to many federal and municipal workers will likely be modified in the coming years just as they have been for many of the workers in the private sector. We remain focused on companies selling products that enjoy fairly non-cyclical domestic demand and/or are exposed to the aspirations of the rapidly growing middle class in emerging markets. For the Mid Cap Fund, we started modest new positions in Tiffany and Fossil (affordable watches and leather goods) after investors punished the shares of both of these global brand franchises following slightly weaker than anticipated results and guidance. While the shares of both companies have historically been volatile, the revenues and cash flows have not been nearly as volatile. Neither of these companies consumes much capital and both generate substantial excess free cash flow and have demonstrated a fondness for share repurchases. Flowers Foods, a holding for both Funds, acquired a highly profitable bakery in Maine to expand their presence in the Northeast. Mid Cap Fund holding Molson Coors closed on the acquisition of several Eastern European brewing brands. Small Company Fund holding Smart Balance saw its shares outperform materially in recent months after the company agreed to buy Udi’s, a maker of gluten-free bread products that can be found in the freezer section of most health food stores. With the combination of Udi’s and their Glutino brand, Smart Balance has positioned itself as the clear leader in the gluten-free niche. Be aware though that we have eliminated this holding in recent weeks because of the very rich valuation. Wolverine World Wide, a Small Company Fund holding, agreed to acquire several shoe brands (Sperry Top-Sider, Saucony, Stride Rite, and Keds), from Collective Brands and will likely see major earnings accretion over the next several years as they expand the distribution of these newly acquired brands around the globe. Meanwhile, John Wiley & Sons, a publisher of professional journals and text books, not only continues to buy back shares, they also increased their dividend by 20%! This is one of several indications that their digital strategy is beginning to bear fruit with expanding margins and free cash flow. Although a terrific company, a full valuation for Church & Dwight’s shares warranted an exit by the Mid Cap Fund. Mid Cap holding Avon Products continues to struggle fundamentally, and we were disappointed the Board was not more open to Coty’s interest to acquire the company. While it will take time for the new CEO to turn operations around; makeup is a great business, Avon is still a good company in terms of returns and brand recognition, and the current valuation reflects extremely low investor expectations.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Financials

The recent trend of increasing insurance premiums in the property and casualty (P&C) industry continues to be encouraging, and we remain meaningfully overweight this industry for both Funds. The Board of specialty lines insurer Allied World Assurance recently authorized a $500 million share repurchase which represents about 18% of the current market cap. Along with many other shareholders, we sent a clear message about our unhappiness with CEO compensation to the Willis Group Board of Directors during the recent proxy vote. We continue to like the high return, low capital intensity of the insurance brokerage business model and recently transitioned exposure to A. J. Gallagher from the Small Company Fund to the Mid Cap Fund. Common attributes of our bank holdings in both Funds are a homogeneous culture and highly loyal customers – the result of not slamming groups of people together with major acquisitions and creating an atmosphere of internecine warfare. Nor are regulators and politicians breathing down their necks about capital requirements and trading activities. All of your Funds’ bank holdings are benefitting to various degrees from the very real migration of talent and customers away from the larger banking institutions. Most of your Funds’ bank holdings also enjoy an above average level of fee income with the largest bank position in each Fund receiving more than half of their revenues from non-interest income. In both Funds, we sold SVB Financial as investors reacted to rising bond yields earlier this year and bid the shares of this highly asset sensitive bank past our Fair Value estimate.

Health Care

The SCOTUS decision to uphold the Obama Administration’s health care legislation suggests that health care will become a bigger piece of the American economy in years to come.

Despite pricing pressure, well-managed health care companies should be able to improve margins and returns with increased volume. As our long-term shareholders already know, we believe U.S. demographics and growing emerging market demand will provide solid long-term unit growth for this strategy’s health care holdings. Our enthusiasm for the key franchises involved with personalized (gene-based) medicine continued to be affirmed this quarter with Hologic’s bid to acquire Gen-Probe, a holding of both Funds. Quality Systems, a supplier of office and clinical software for hospitals, pre-announced a revenue shortfall as larger deals were taking longer to close, and we added to the position in both Funds at a more much more attractive discount during the subsequent sell-off. The recent SCOTUS decision has removed a great deal of uncertainty and may actually loosen up capital spending by hospitals. For the Small Company Fund, we also started a new position in STERIS, a manufacturer of sterilization and infection prevention equipment and related supplies. We have followed STERIS for many years and believe the company has now substantially mitigated the risks associated with an FDA-mandated transition to a next generation line of equipment. Finally, we continued to

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

increase the positions in the following Mid Cap Fund holdings; CareFusion, St. Jude Medical, Zimmer, and Life Technologies. Since the end of July, we also repurchased a position in Illumina for the Mid Cap Fund at a healthy discount to our sale price earlier in the year after an acquisition bid from Roche was announced (and subsequently rebuffed). And while some large cap drug companies are challenged by patent expirations and generic competition, your Funds’ health care holdings are not so threatened. Indeed, West Pharmaceutical Services, a holding of both Funds’, is positioned to benefit as bio-tech drug patents expire and more generic biologicals enter the market.

Final Thoughts

A wise and successful investor once compared trading to standing in a dark room full of people with everybody holding a pistol in one hand and a flashlight in the other. We would like to suggest this metaphor applies to any investor or fund manager operating with a time horizon shorter than a couple to several years. Indeed, we think Mr. Buffett’s “forever” time horizon is one of his significant competitive advantages. The turnover rates for your Funds reflect our long-term investment horizon with excessive valuation and mergers/acquisitions historically being the two biggest contributors to turnover in most years.

We want to encourage investors to think critically about how they can realistically expect to achieve attractive rates of return in a slow real growth world with increasing potential for central bank induced inflation of some kind and overall corporate margins near historical peaks. Is it buying long-term U.S. Treasuries at historically low coupons with the expectation that rates will continue to fall substantially lower because our economy looks increasingly like Europe’s or Japan’s? Is it buying equities across the board in the form of some passive strategy like an index fund? Is it making macro bets and trading instead of making long-term equity commitments to advantageously positioned companies?

Given the positive correlation between deficit spending and corporate profit margins, we suspect profit margin risk is most acute in the macro-dependent and cyclical companies our process seeks to avoid. While cyclical companies have benefitted from central bank largesse and government aid in recent years, we continue to believe our Sector Factor biases remain quite relevant. They point us toward the more consistent and reliable business models and away from the most cyclical, regulated, and difficult to manage business models. Our Sector Factors keep us focused on the businesses that typically earn or are anticipated to soon earn high returns on invested capital and equity. Because of our Sector Factors, we expect our process to be less exposed to the overall margin pressure that develops from the eventual reduction in government spending.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

We also want to challenge investors to contemplate the premise on which they can develop a high degree of confidence that an investment strategy will likely outperform the overall economy by a wide margin if the underlying holdings themselves, or the types of companies in the portfolio, do not have a history for outperforming the overall economy through a full economic cycle. In our minds, it is axiomatic that we must own high return companies (or the high margin companies that are growing revenues faster than expenses and are on their way toward becoming high return companies) if we want to outperform the economy and the historical pace of earnings growth for the overall equity universe. If a company does not earn or will not soon earn a rate of return noticeably greater than its cost of capital and compound shareholder equity at a better rate than the average company, we do not like the odds its shares will outperform over the long term.

Although there are some signs that large cap stocks have taken the leadership baton away from small caps, the team managing your two funds believes that both Champlain Funds will continue to generate an attractive relative return over the long term when compared to the small and mid cap benchmarks, large cap equities, bonds, and most alternative strategies. From a quantitative perspective, your two Funds’ holdings have been more profitable and earned higher rates of return on shareholder equity than their benchmarks – on a weighted average basis looking back over the past 5 years. Over this same 5-year time period, both of your funds have grown revenues/share and book value/share at a distinctly faster pace than their small cap and mid cap benchmarks – as well as the S&P 500. Although the past is no guarantee about the future, the combination of high returns on capital/equity and a historically faster pace of compounding revenues and book value per share suggest to us that the holdings for both of your Funds have real potential to grow faster than the historical rate of earnings growth for the overall equity market.

As always, we appreciate and remain humbled by the trust you have demonstrated by investing some of your assets in one or both of our Funds.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
MID CAP FUND
JULY 31, 2012

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011.
††	Inception date June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 8.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2012

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on November 30, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 8.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2012
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Willis Group Holdings	3.10%
Life Technologies	2.73%
Northern Trust	2.42%
Intuit	2.37%
Allied World Assurance Company Holdings	2.34%
Dover	2.34%
H.J. Heinz	2.27%
Clorox	2.27%
Whiting Petroleum	2.23%
Energizer Holdings	2.18%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2012
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Allied World Assurance Company Holdings	2.61%
UMB Financial	2.46%
Ariba	2.26%
Wolverine World Wide	2.14%
West Pharmaceutical Services	2.13%
Flowers Foods	2.01%
Gen-Probe	1.96%
John Wiley & Sons, Cl A	1.83%
Sensient Technologies	1.82%
Lancaster Colony	1.77%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2012

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.4%

	Shares	Value

CONSUMER DISCRETIONARY — 7.3%
Advance Auto Parts	35,000	$2,455,250
Apollo Group, Cl A*	76,000	2,067,200
Arcos Dorados Holdings, Cl A	290,000	3,793,200
DeVry	104,000	2,041,520
Fossil*	35,000	2,509,150
John Wiley & Sons, Cl A	131,000	6,242,150
Tiffany	56,000	3,076,080
Tupperware Brands	139,000	7,286,380

		29,470,930

CONSUMER STAPLES — 14.3%
Avon Products	330,000	5,111,700
Clorox	126,000	9,161,460
Energizer Holdings	113,000	8,788,010
Flowers Foods	265,000	5,663,050
H.J. Heinz	166,000	9,164,860
Kellogg	137,000	6,534,900
Molson Coors Brewing, Cl B	165,000	6,982,800
Ralcorp Holdings*	104,000	6,205,680

		57,612,460

ENERGY — 10.0%
Concho Resources*	55,000	4,688,750
Denbury Resources*	560,000	8,467,200
Key Energy Services*	208,000	1,666,080
Oasis Petroleum*	73,000	1,911,140

The accompanying notes are an integral part of the financial statements.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2012

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Oil States International*	35,000	$2,544,500
Pioneer Natural Resources	68,000	6,026,840
Superior Energy Services*	285,000	6,175,950
Whiting Petroleum*	223,000	9,009,200

		40,489,660

FINANCIALS — 14.7%
Allied World Assurance Company Holdings	125,000	9,428,750
Arthur J. Gallagher	65,000	2,306,200
Endurance Specialty Holdings	69,000	2,392,230
First Republic Bank	104,000	3,383,120
Morningstar	75,000	4,355,250
Northern Trust	215,000	9,761,000
T. Rowe Price Group	78,000	4,738,500
W.R. Berkley	206,000	7,545,780
Waddell & Reed Financial, Cl A	106,000	3,083,540
Willis Group Holdings	338,000	12,499,240

		59,493,610

HEALTH CARE — 20.4%
Bio-Rad Laboratories, Cl A*	76,000	7,311,960
C.R. Bard	78,000	7,586,280
CareFusion*	348,000	8,494,680
Gen-Probe*	82,000	6,780,580
Laboratory Corporation of America Holdings*	98,000	8,240,820
Life Technologies*	251,000	11,013,880
Myriad Genetics*	137,000	3,404,450
Qiagen*	292,000	5,142,120
Quality Systems	210,000	3,393,600
ResMed	180,000	5,680,800
St. Jude Medical	140,000	5,230,400
West Pharmaceutical Services	104,000	5,177,120
Zimmer Holdings	82,000	4,832,260

		82,288,950

INDUSTRIALS — 13.0%
AMETEK	100,500	3,115,500
Dover	173,000	9,423,310

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2012

COMMON STOCK — concluded

	Shares	Value

INDUSTRIALS — continued
Esterline Technologies*	85,000	$4,991,200
Gardner Denver	76,000	4,330,480
IDEX	173,000	6,599,950
Pall	53,000	2,830,730
Parker Hannifin	83,000	6,666,560
Pentair	160,000	7,012,800
Roper Industries	33,000	3,281,850
Verisk Analytics, Cl A*	84,000	4,221,000

		52,473,380

INFORMATION TECHNOLOGY — 18.5%
Altera	229,000	8,118,050
Ansys*	76,000	4,556,960
Ariba*	149,800	6,655,614
Check Point Software Technologies*	145,000	7,042,650
Concur Technologies*	95,000	6,416,300
IHS, Cl A*	46,000	5,072,420
Intuit	165,000	9,573,300
Jack Henry & Associates	77,000	2,674,210
Micros Systems*	105,000	5,012,700
National Instruments	223,000	5,762,320
Qlik Technologies*	190,000	3,800,000
Red Hat*	53,000	2,843,980
Solera Holdings	176,000	6,872,800

		74,401,304

MATERIALS — 1.2%
AptarGroup	100,000	5,001,000

TOTAL COMMON STOCK (Cost $399,217,916)		401,231,294

The accompanying notes are an integral part of the financial statements.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2012

CASH EQUIVALENTS — 0.5%**

	Shares	Value

Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	176,165	$176,165
Fidelity Treasury Portfolio, Cl I, 0.010%	1,943,671	1,943,671

TOTAL CASH EQUIVALENTS (Cost $2,119,836)		2,119,836

TOTAL INVESTMENTS — 99.9% (Cost $401,337,752)		$403,351,130

Percentages are based on Net Assets of $403,637,873

*   Non-income producing security.

** Rate Reported is the 7-day effective yield as of July 31, 2012.

Cl — Class

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2012

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.3%

	Shares	Value

CONSUMER DISCRETIONARY — 7.1%
American Public Education*	85,000	$2,134,350
Capella Education*	105,000	2,784,600
CoStar Group*	65,000	5,364,450
John Wiley & Sons, Cl A	300,000	14,295,000
K12*	265,000	4,791,200
Strayer Education	39,000	2,833,740
Tupperware Brands	125,000	6,552,500
Wolverine World Wide	376,400	16,723,452

		55,479,292

CONSUMER STAPLES — 10.6%
Flowers Foods	735,000	15,706,950
Harris Teeter Supermarkets	330,000	13,642,200
Lancaster Colony	200,000	13,858,000
Smart Balance*	465,000	4,426,800
Snyders-Lance	465,000	10,894,950
Spectrum Brands Holdings*	300,000	11,049,000
TreeHouse Foods*	235,000	13,157,650

		82,735,550

ENERGY — 8.8%
Approach Resources*	330,000	8,712,000
Gulfport Energy*	265,000	5,459,000
Key Energy Services*	860,000	6,888,600
Lufkin Industries	165,000	7,598,250
Northern Oil and Gas*	470,000	7,407,200

The accompanying notes are an integral part of the financial statements.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2012

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Oasis Petroleum*	270,000	$7,068,600
PDC Energy*	130,000	3,406,000
Resolute Energy*	800,000	6,936,000
Superior Energy Services*	465,000	10,076,550
TETRA Technologies*	660,000	4,573,800

		68,126,000

FINANCIALS — 17.0%
Allied World Assurance Company Holdings	270,000	20,366,100
AmTrust Financial Services	200,000	5,958,000
Argo Group International Holdings	267,000	7,852,470
Aspen Insurance Holdings	365,000	10,490,100
Brown & Brown	193,700	4,888,988
Bryn Mawr Bank	165,000	3,412,200
Cardtronics*	200,000	6,202,000
Community Bank System	121,300	3,336,963
Endurance Specialty Holdings	265,000	9,187,550
Financial Engines*	330,000	6,194,100
Independent Bank	135,000	4,010,850
Morningstar	165,000	9,581,550
Navigators Group*	200,000	9,686,000
UMB Financial	400,000	19,224,000
Waddell & Reed Financial, Cl A	260,000	7,563,400
Washington Trust Bancorp	170,000	4,219,400

		132,173,671

HEALTH CARE — 20.7%
Bio-Rad Laboratories, Cl A*	133,000	12,795,930
Bio-Reference Laboratories*	200,000	4,950,000
Genomic Health*	135,000	4,531,950
Gen-Probe*	185,000	15,297,650
Integra LifeSciences Holdings*	330,000	12,691,800
Luminex*	400,000	6,852,000
Masimo*	470,000	10,528,000
MedAssets*	513,400	6,771,746
Medidata Solutions*	235,000	8,321,350
Myriad Genetics*	265,000	6,585,250
NuVasive*	465,000	9,713,850

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2012

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Quality Systems	400,000	$6,464,000
STERIS	265,000	7,984,450
Techne	100,000	6,908,000
Teleflex	180,000	11,473,200
VCA Antech*	400,000	7,280,000
Volcano*	200,000	5,290,000
West Pharmaceutical Services	335,000	16,676,300

		161,115,476

INDUSTRIALS — 13.1%
ABM Industries	330,000	6,138,000
Brady, Cl A	330,000	8,754,900
CLARCOR	135,000	6,527,250
EnPro Industries*	300,000	10,341,000
Esterline Technologies*	130,000	7,633,600
Hub Group, Cl A*	200,000	5,950,000
IDEX	265,000	10,109,750
II-VI*	265,000	4,621,600
Kaydon	200,000	4,220,000
Proto Labs*	65,000	2,458,950
Raven Industries	200,000	6,546,000
RBC Bearings*	35,000	1,639,400
Robbins & Myers	230,000	10,543,200
TriMas*	565,000	12,283,100
UTi Worldwide	330,000	4,372,500

		102,139,250

INFORMATION TECHNOLOGY — 16.5%
Advent Software*	135,000	3,072,600
Ariba*	396,600	17,620,938
Bottomline Technologies*	465,000	8,830,350
comScore*	400,000	6,160,000
Concur Technologies*	200,000	13,508,000
FARO Technologies*	18,300	787,449
Hittite Microwave*	105,000	5,320,350
Jack Henry & Associates	265,000	9,203,450
LogMeIn*	321,300	6,088,635
Measurement Specialties*	235,000	6,998,300

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2012

COMMON STOCK — concluded

	Shares	Value
INFORMATION TECHNOLOGY — continued
National Instruments	310,000	$8,010,400
NeuStar, Cl A*	200,000	7,082,000
NICE Systems ADR*	230,000	8,280,000
Pros Holdings*	265,000	3,694,100
Qlik Technologies*	465,000	9,300,000
Sapient	595,000	5,926,200
Wright Express*	135,000	8,691,300

		128,574,072

MATERIALS — 4.5%
AptarGroup	200,000	10,002,000
Sensient Technologies	400,000	14,180,000
Silgan Holdings	265,000	10,920,650

		35,102,650

TOTAL COMMON STOCK (Cost $679,265,492)		765,445,961

CASH EQUIVALENTS — 2.0%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	92,104	92,104
Fidelity Treasury Portfolio, Cl I, 0.010%	15,721,226	15,721,226

TOTAL CASH EQUIVALENTS (Cost $15,813,330)		15,813,330

TOTAL INVESTMENTS — 100.3% (Cost $695,078,822)		$781,259,291

Percentages are based on Net Assets of $778,618,989

*  Non-income producing security.

**Rate Reported is the 7-day effective yield as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $401,337,752 and $695,078,822, respectively)	$403,351,130	$781,259,291
Receivable for Capital Shares Sold	908,116	782,482
Receivable for Dividends and Interest	226,942	313,994
Receivable from Adviser	16,652	—
Prepaid Expenses	27,002	9,261

Total Assets	404,529,842	782,365,028

Liabilities:
Payable for Investment Securities Purchased	—	2,447,535
Payable due to Adviser	276,605	608,926
Payable for Capital Shares Redeemed	374,399	235,552
Payable due to Distributor	68,194	165,654
Payable due to Transfer Agent	99,289	182,450
Payable due to Audit Fees	13,543	26,744
Payable due to Administrator	25,043	49,004
Chief Compliance Officer Fees Payable	1,338	2,642
Payable due to Trustees	1,811	3,576
Other Accrued Expenses	31,747	23,956

Total Liabilities	891,969	3,746,039

Net Assets	$403,637,873	$778,618,989

NET ASSETS CONSIST OF:
Paid-in Capital	$389,169,829	$637,856,727
Accumulated Net Realized Gain	12,454,666	54,581,793
Net Unrealized Appreciation on Investments	2,013,378	86,180,469

Net Assets	$403,637,873	$778,618,989

ADVISOR SHARES:
Net Assets	$340,611,043	$778,618,989
Shares Issued and Outstanding (unlimited authorization — no par value)	30,058,282	54,750,000
Net Asset Value, Offering and Redemption Price Per Share	$11.33	$14.22

INSTITUTIONAL SHARES:
Net Assets	$63,026,830	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	5,541,250	N/A
Net Asset Value, Offering and Redemption Price Per Share	$11.37	N/A

Amounts designated as “ —” are $0.

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2012

STATEMENTS OF OPERATIONS

	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$3,545,969	$6,863,192
Interest	616	1,472
Less: Foreign Taxes Withheld	(3,094)	—

Total Investment Income	3,543,491	6,864,664

Expenses
Investment Advisory Fees	2,580,956	7,076,138
Distribution Fees — Advisor Shares	710,748	1,965,591
Administration Fees	236,789	578,928
Trustees’ Fees	8,310	13,804
Chief Compliance Officer Fees	3,101	7,957
Transfer Agent Fees	502,153	975,502
Registration Fees	98,577	29,363
Printing Fees	33,029	74,833
Custodian Fees	22,128	53,735
Audit Fees	14,545	26,710
Legal Fees	13,327	38,904
Insurance and Other Expenses	7,463	21,793

Total Expenses	4,231,126	10,863,258

Recovery of Investment Advisory Fees Previously Waived(1)	—	119,478
Less: Advisory Fees Waived	(131,693)	—
Fees Paid Indirectly (See Note 4)	(2,240)	(1,877)

Net Expenses	4,097,193	10,980,859

Net Investment Loss	(553,702)	(4,116,195)

Net Realized Gain on Investments	14,564,968	76,172,925
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13,479,705)	(64,847,843)

Net Realized and Unrealized Gain on Investments	1,085,263	11,325,082

Net Increase in Net Assets Resulting From Operations	$531,561	$7,208,887

Amounts designated as “ —” are $0. (1) See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Loss	$(553,702)	$(357,814)
Net Realized Gain on Investments	14,564,968	7,727,623
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13,479,705)	8,658,553

Net Increase in Net Assets Resulting from Operations	531,561	16,028,362

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(7,285,858)	(4,077,939)
Institutional Shares	(730,538)	— (1)

Total Dividends and Distributions	(8,016,396)	(4,077,939)

Capital Share Transactions(2):
Advisor Shares:
Issued	223,665,831	153,089,733
Reinvestment of Distributions	6,616,573	3,821,961
Redeemed	(96,918,735)	(27,026,440)

Increase in Advisor Capital Share Transactions	133,363,669	129,885,254

Institutional Shares:
Issued	57,195,682	13,214,604
Reinvestment of Distributions	721,521	—
Redeemed	(6,271,957)	(141,665)

Increase in Institutional Capital Share Transactions	51,645,246	13,072,939

Net Increase in Net Assets from Capital Share Transactions	185,008,915	142,958,193

Total Increase in Net Assets	177,524,080	154,908,616

Net Assets:
Beginning of Year	226,113,793	71,205,177

End of Year (including undistributed net investment income $0 and $0, respectively)	$403,637,873	$226,113,793

(1) Commenced operations January 3, 2011. (2) For share transactions, see Note 6 in the Notes to Financial Statements. Amounts designated as “ —” are $0.

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Loss	$(4,116,195)	$(2,467,328)
Net Realized Gain on Investments	76,172,925	89,890,401
Net Change in Unrealized Appreciation (Depreciation) on Investments	(64,847,843)	93,150,087

Net Increase in Net Assets Resulting from Operations	7,208,887	180,573,160

Dividends and Distributions from:
Net Realized Gain	(66,922,784)	—

Total Dividends and Distributions	(66,922,784)	—

Capital Share Transactions:(1)
Issued	148,670,496	151,971,035
Reinvestment of Distributions	64,841,447	—
Redeemed	(209,539,272)	(149,508,647)

Net Increase in Net Assets from Capital Share Transactions	3,972,671	2,462,388

Total Increase (Decrease) in Net Assets	(55,741,226)	183,035,548

Net Assets:
Beginning of Year	834,360,215	651,324,667

End of Year (including undistributed net investment income $0 and $0, respectively)	$778,618,989	$834,360,215

(1) For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “ —” are $0.

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year Ended July 31, 2012		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009	Period Ended July 31, 2008(1)
Net Asset Value, Beginning of Period	$11.78		$9.82	$8.76	$10.40	$10.00

Income from Operations:
Net Investment (Loss)(2)	(0.02)		(0.04)	(0.02)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(0.08	)(3)	2.55	1.27	(1.64)	0 .40

Total from Operations	(0.10)		2.51	1.25	(1.64)	0 .40

Dividends and Distributions from:
Net Investment Income	—		—	—	— *	—
Net Realized Gains	(0.35)		(0. 55)	(0.19)	—	—
Return of Capital	—		—	—	— *	—

Total Dividends and Distributions	(0.35)		(0. 55)	(0 .19)	— *	—

Net Asset Value, End of Period	$11.33		$11.78	$9.82	$8.76	$10.40

Total Return†	(0.67)%		26.06%	14.31%	(15.73)%	4.00%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$340,611		$213,204	$71,205	$44,142	$1,726
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30%		1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly) .	1.30%		1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly) .	1.34%		1.39%	1.37%	1.59%	5.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)%		(0.33)%	(0.21)%	0.01%	0.05	%**
Portfolio Turnover Rate	41%		33%	63%	55%	0	%‡

†   Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡   Not Annualized.

(1)    Commenced operations on June 30, 2008.

(2)    Per share amount calculated using average shares.

(3)    The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.

*   Amount represents less than $0.01.

**   Annualized.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$11 .79		$11 .08

Income from Operations:
Net Investment Income (Loss)(2)	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.08	)(3)	0.72

Total from Operations	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	—		—
Net Realized Gains	(0.35)		—

Total Dividends and Distributions	(0.35)		—

Net Asset Value, End of Period	$11 .37		$11 .79

Total Return†	(0.41)%		6.41%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.05%		1.05	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.05%		1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.09%		1.19	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%		(0.08	)%*
Portfolio Turnover Rate	41%		33	%††

†   Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††   Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.

(1)    Commenced operations on January 3, 2011.

(2)    Per share amount calculated using average shares.

(3)    The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.

*   Annualized.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period
	Year Ended July 31, 2012		Year Ended July 31, 2011		Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008
Net Asset Value, Beginning of Year	$15.35		$12.02		$10.58	$12.86		$13 .29

Income (Loss) from Operations:
Net Investment (Loss)(1)	(0.08)		(0.05)		(0.04)	(0.03)		(0 .04)
Net Realized and Unrealized Gain (Loss) on Investments	0.22		3.38		1 .48	(2.00)		0 .47

Total from Operations	0.14		3.33		1 .44	(2.03)		0 .43

Dividends and Distributions from:
Net Investment Income	—		—		—	—		—
Net Realized Gains	(1 .27)		—		—	(0.25)		(0 .86)
Return of Capital	—		—		—	—	*	—

Total Dividends and Distributions	(1 .27)		—		—	(0.25)		(0 .86)

Net Asset Value, End of Year	$14.22		$15.35		$12.02	$10.58		$12 .86

Total Return†	1.38%		27.70%		13.61%††	(15.47	)%††	3.24%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$778,619		$834,360		$651,325	$559,011		$453,522
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recovered fees, excluding fees paid indirectly)	1.40	%(2)	1.40	%(2)	1.40%	1.40%		1 .41%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recovered fees and fees paid indirectly)	1.40	%(2)	1.40	%(2)	1.40%	1.40%		1 .40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, recovered fees and fees paid indirectly)	1.38%		1.38%		1.42%	1.45%		1 .42%
Ratio of Net Investment (Loss) to Average Net Assets	(0.52)%		(0.31)%		(0.34)%	(0.33)%		(0 .35)%
Portfolio Turnover Rate	37%		38%		42%	48%		65%

†   The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††   Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)    Per share amount calculated using average shares.

(2)    Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

*   Amount represents less than $0.01.

Amounts   designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-three funds. The financial statements herein are those of the Champlain Mid Cap Fund and Champlain Small Company Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds, and invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds within the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

(the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2012, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective February 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards

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(“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2012, all of the Mid Cap and Small Cap Funds’ investments were considered Level 1, in accordance with the fair value hierarchy.

For details of investment classifications, reference the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2012, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

As of and during the year ended July 31, 2012, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year the Funds did not incur any interest penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. As of July 31, 2012, the Funds held no open repurchase agreements.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3.	TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include

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regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2012, the Mid Cap Fund earned credits of $2,240 and the Small Company Fund earned credits of $1,877 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2012. To maintain this expense

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limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2012, the Adviser recaptured $119,478 of prior expense limitation reimbursements for the Small Company Fund. At July 31, 2012, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement to the Adviser were $41,433, expiring 2013, $107,219, expiring 2014, and $131,693, expiring in 2015 for the Mid Cap Fund and $20,411, expiring in 2013 for the Small Company Fund.

6.	SHARE TRANSACTIONS:

Champlain Mid Cap Fund	Year Ended July 31, 2012	Year Ended July 31, 2011
Advisor Shares
Issued	19,915,496	12,815,637
Reinvestment of Distributions	627,163	350,317
Redeemed	(8,588,781)	(2,312,200)

Net Advisor Class Shares Capital Share Transactions	11,953,878	10,853,754

Institutional Shares*
Issued	4,924,458	1,106,409
Reinvestment of Distributions	68,197	—
Redeemed	(546,190)	(11,624)

Net Institutional Class Shares Capital Share Transactions	4,446,465	1,094,785

Net Increase in Shares Outstanding from Share Transactions	16,400,343	11,948,539

* Commenced operations on January 3, 2011.

Champlain Small Company Fund	Year Ended July 31, 2012	Year Ended July 31, 2011
Advisor Shares
Issued	10,268,987	10,502,303
Reinvestment of Distributions	4,813,767	—
Redeemed	(14,671,109)	(10,330,732)

Net Increase in Shares Outstanding from Share Transactions	411,645	171,571

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7.	INVESTMENT TRANSACTIONS:

For the year ended July 31, 2012, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Mid Cap Fund	$318,072,151	$128,358,763
Champlain Small Company Fund	285,443,154	329,486,704

There were no purchases or sales of long-term U.S. Government securities for either fund.

8.	FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

The following permanent differences which are primarily attributable to net investment losses have been reclassified to/from the following accounts during the fiscal year ended July 31, 2012:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
Mid Cap Fund	$553,702	$(553,702)
Small Company Fund	4,116,195	(4,116,195)

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2011 and July 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2012	$3,665,300	$4,351,096	$—	$8,016,396
2011	1,650,420	2,427,519	—	4,077,939

For tax purposes, short-term gains are considered ordinary income.

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JULY 31, 2012

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2011 and July 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2012	$—	$66,922,784	$—	$66,922,784
2011	—	—	—	—

As of July 31, 2012, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$8,087,026	$7,083,940
Undistributed Long-Term Capital Gain	4,607,091	53,049,070
Unrealized Appreciation	1,773,927	80,629,252

Total Distributable Earnings	$14,468,044	$140,762,262

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2012 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Fund	$401,577,203	$30,005,716	$(28,231,789)	$1,773,927
Small Company Fund	700,630,039	135,770,841	(55,141,589)	80,629,252

9.	OTHER:

At July 31, 2012, 40% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 94% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders and 52% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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10.	LINE OF CREDIT:

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $20 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have expiration dates of February 18, 2013. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of and during the year ended July 31, 2012, there were no borrowings on the line of credit.

11.	SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE ADVISORS’ INNER CIRCLE FUND II AND SHAREHOLDERS OF CHAMPLAIN MID CAP FUND AND CHAMPLAIN SMALL COMPANY FUND.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Champlain Mid Cap Fund and Champlain Small Company Fund (two of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two-years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain Mid Cap Fund and Champlain Small Company Fund at July 31,2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 28, 2012

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
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in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2012.

Other Directorships Held by Board Member[5]

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 — January 2007).
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund , Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS(continued)[3]
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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JULY 31, 2012

Other Directorships Held by Trustee[4]

None.
None.
None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/12	Ending Account Value 07/31/12	Annualized Expense Ratios	Expenses Paid During Period
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$981.80	1.30%	$6.40	*
Institutional	$1,000.00	$982.70	1.05%	$5.19	*
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.40	1.30%	$6.52	*
Institutional	$1,000.00	$1,019.63	1.05%	$5.28	*
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$984.10	1.39%	$6.87	*
Hypothetical 5% Return	$1,000.00	$1,017.94	1.39%	$6.99	*

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 182/366 (to reflect one-half year period).

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2012 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2012 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2012, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Mid Cap Fund	0.00%	54.28%	45.72%	100.00%	28.53%	29.39%	0.00%	100.00%
Champlain Small Company Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

46	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009 Kansas City, MO 64121-9009 866-773-3238

Adviser:
Champlain Investment Partners, LLC 180 Battery Street Burlington, VT 05401

Distributor:
SEI Investments Distribution Co. Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave., N.W. Washington, DC 20004

Independent Registered Public Accounting Firm:
Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$444,500	$3,062	N/A	$367,400	$1,853	N/A

(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A

(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A

(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act
(17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8 , 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: October 8, 2012